                                                                   EXHIBIT 10.25


                   ELRON SOFTWARE, INC. -- COGNOS CORPORATION
                  ADDITIONAL SUBLEASE PROVISIONS -- ADDENDUM II


1. (a) Notwithstanding any provision of the Sublease to which this Addendum II is attached to the contrary, the initial term (the "Initial Term") of the Sublease shall be three (3) months, commencing on the Commencement Date and ending on October 31, 2003, and the base rent for Initial Term shall be at the rate of fifteen dollars ($15.00) per square foot in the Premises per annum. Sublessee shall have the right and option to extend the term of the Sublease for an additional term commencing on the day immediately following the last day of the Initial Term and expiring on March 15, 2005, and base rent during such additional term shall be at the rate of eleven dollars ($11.00) per square foot in the Premises per annum. Sublessee may exercise its right to extend the term as aforesaid by giving Sublessor notice of its desire to do so on or before October 15, 2003.

(b) Sublessor shall deliver the Premises on or before the Commencement Date, free of all trash and debris, and free of its and its employees' personal property (except for the Furniture & Equipment) and in a generally neat and clean condition. The fact that Sublessee is accepting the Premises "as is" shall in no way derogate from any obligation Sublessor has hereunder to enforce its rights under the Master Lease in respect of the maintenance and repair of the Premises and the Building.

2. Sublessor shall promptly and diligently attempt to obtain Landlord's written consent, in a form that is reasonably acceptable to Sublessee and its counsel, which shall include without limitation the Landlord's agreement that the Sublessee may remain in the Premises under the terms of the Sublease in the event of a termination of the Master Lease (other than by reason of the default of Sublessee or termination on account of a taking, fire or other casualty). The parties shall use commercially reasonable efforts to have the Landlord's consent executed simultaneously with the execution hereof. If Landlord's written consent is not obtained within 20 days after the date of this Sublease, Sublessee may terminate this Sublease upon notice to Sublessor, provided that such notice is given prior to the delivery of such written consent to Sublessee

3. Sublessor represents that the Master Lease attached hereto as Exhibit A is true, correct and complete. Sublessor further represents and warrants to Sublessee that, as of the date hereof; (i) the Master Lease is in full force and effect, and has not been modified or amended except as reflected in the First through Sixth Amendments to Lease attached hereto with the Master Lease; (ii) there exists no default, breach or other violation on the part of Sublessor under the Master Lease, nor other event or circumstance which, with the giving of notice or the passage of time, or both, would constitute such a default, breach or violation, and to the best of Sublessor's knowledge, the Premises comply with all applicable laws, codes and ordinances; (iii) the Landlord is not in violation of any of its obligations under the Master Lease; (iv) the term of the Master Lease will expire not sooner that March 31, 2005; (v) there are no contractors, suppliers, materialmen to whom any amount is owed in respect of any work undertaken by Sublessor in the Premises; (vi) Sublessor will not enter into or assent to or join in any (x) amendment or modification of the Master Lease which would have any adverse effect on Sublessee's rights hereunder or Sublessee's use or enjoyment of the Premises, or (y) agreement or other instrument terminating the Master Lease, or take any other action to terminate the Master Lease, without in each and every case obtaining the prior written consent of Sublessee;
(vii) neither Sublessor nor any of its agents, employees or contractors has conducted any activity at the Premises that produced or used hazardous materials, and neither Sublessor nor any of its agents, employees or contractors has stored, released, brought into or introduced to the Premises any hazardous materials; (viii) Sublessee will not be responsible for the repair, maintenance and/or replacement of any supplemental heating, ventilation or air conditioning equipment in or serving the Premises (except as may be installed by Sublessee); and (viii) Sublessor shall promptly deliver to Sublessee a copy of any written notice received by Sublessor from Landlord or any governmental agency in respect of the Sublease, the Master Lease or the Premises.

4. The benefit of all repairs, restorations, compliance with laws and other requirements, materials and services to be provided to the Premises and the Building by Landlord under the Master Lease shall accrue to Sublessee; but Sublessor shall not be liable to Sublessee for the failure of Landlord or others so to do, except if such failure is due to Sublessor's failure to perform, in a timely manner, its obligations under the Master Lease or this Sublease. Upon Sublessee's written request, Sublessor shall present to Landlord, in the name of Sublessor, any demand requested by Sublessee for any such repairs, restorations, materials or services required to be furnished to the Premises by Landlord, provided that nothing herein shall be construed to prevent Sublessee from communicating directly with Landlord in respect of matters affecting the Premises. In addition, Sublessor hereby assigns and grants to Sublessee any and all rights which Sublessor has against Landlord under the Master Lease in respect of any Landlord breach or default under the Master Lease relative to the Premises, and Sublessee shall have the right to exercise, in its name or that of Sublessor, all of the rights available to Sublessor to request and/or enforce performance of the obligations of Landlord, including any obligation to make any such repairs and restorations and to supply any such materials and services to the Premises. Sublessor agrees to reasonably cooperate with Sublessee in pursuing such performance. If as a result of any interruption of services or utilities to be provided under the Master Lease, Sublessor shall be entitled to an abatement of rent or other charges, Sublessee shall be entitled to a corresponding abatement of rent and additional rent under this Sublease.

5. Sublessee shall not be obligated to remove any leasehold improvements or personal property (other than that of Sublessee) existing in the Premises on the Commencement Date of the Sublease. Sublessor shall cooperate with Sublessee in procuring from Landlord consent for Sublessee's logo signage at the Premises entrance, and appropriate Building directory signage with Sublessee's name and the location of the Premises, as provided in the Master Lease. Sublessee shall have the right to use its proportionate share of parking spaces adjacent to the Building, as provided in the Master Lease.

6. All notices to Sublessee shall be sent to the Premises, and in either case marked, Attention: Mr. John Wiles, and a copy of all notices to Sublessee shall be sent to Stephen T. Langer, Esq., 40 Court Street, Suite 700, Boston, MA 02108, or in either case to such other place(s) or to the attention of such other individual(s) as Sublessee may hereafter by written notice to Sublessor designate.

7. Sublessee shall have the benefit of any waiver of claims and/or subrogation as set forth in the Master Lease by Landlord and its insurer(s) and by Sublessor and its insurer(s)

8. Sublessee, subject to the terms and provisions hereof, shall lawfully, peaceably and quietly have, hold, occupy and enjoy the Premises during the term hereof, without hindrance or ejection by any persons lawfully claiming under Landlord or Sublessor to have title to the Premises superior to Sublessee; the foregoing covenant of quiet enjoyment is in lieu of any other covenant, express or implied

                                  ADDENDUM# 1

This Addendum One is made to the Standard Sublease dated June 20, 2003, by and between Cognos Corporation, a Delaware corporation ("Sublessor") and Elron Software Inc. ("Sublessee") for space located at 67 South Bedford Street, Burlington, Massachusetts, consisting of 11,733 rentable square feet of office space ("Premises").

1. FURNITURE & EQUIPMENT. Sublessee shall have the use of the furniture, cubicles, ("Furniture & Equipment"), a list is attached as Exhibit A. The rental charge of said equipment shall be included in the Base Rent under the Sublease. At the expiration of the Sublease term, Sublessor shall sell to Sublessee the Furniture & Equipment for a price of One Dollar ($1.00). If Sublessee defaults under the Sublease, or is in default at the expiration of the Sublease, the Furniture and Equipment shall remain the property of Sublessor and the sale is null and void unless the default is cured.

2. TENANT IMPROVEMENTS. The Premises will be delivered "As-Is". Sublessor shall not be required to make tenant improvements to the Premises under the Sublease.

3.   NOTICES.

     A.   Landlord. To Landlord as follows:

     B.   Sublessor. To Sublessor as follows:

          Cognos Incorporated
          3755 Riverside Drive
          PO Box 9707, Stn T
          Ottawa, Ontario, Canada
          K1G4K9
          Attn: Director, Corporate Facilities

          With a copy to:
          Cognos Corporation
          15 Wayside Drive
          Burlington, MA 01803
          Attn: Corporate Counsel

     C.   Sublessee. To Sublessee as follows:

          Elron Software Inc.

4. ELECTRICITY. Sublessee will be responsible for the cost of its electricity for lights and electric plugs.

5. SIGNAGE. Sublessee will have the right to install its logo signage at the entrance to its space and to be identified in the appropriate building directories. All signage shall be subject to Master Lessor approval.

6. REAL ESTATE TAXES. Sublessee will be responsible for its proportionate share of escalations in real estate taxes above fiscal year 2004.

7. OPERATING EXPENSES. Sublessee will be responsible for its proportionate share of escalations in operating expenses above calender year 2003.

8. SECURITY DEPOSIT. Sublessee shall deposit $32,265.75 to be held as security for the full performance of the Sublease by Sublessor. If, upon sublease expiration no default exists Sublessor shall return said deposit to Sublessee within thirty (30) days.

AGREED AND ACKNOWLEDGED:

Sublessor: /s/ KEVIN P. SHONE       Sublessee:  /s/ HENRY R. TUMBLIN
          ----------------------              ---------------------------

Dated:   7/16/03                    Dated:       7/16/03
      --------------------------          -------------------------------

               (AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION LOGO)

                                STANDARD SUBLEASE
               (SHORT-FORM TO BE USED WITH POST 1995 AIREA LEASES)
(NOTE: DO NOT USE IF LESS THAN ENTIRE PREMISES ARE BEING SUBLET. FOR SITUATIONS
 WHERE THE PREMISES ARE TO BE OCCUPIED BY MORE THAN ONE TENANT OR SUBTENANT USE
                   THE "STANDARD SUBLEASE--MULTI-TENANT" FORM)


1. BASIC PROVISIONS ("BASIC PROVISIONS").

         1.1 PARTIES: This Sublease ("SUBLEASE"), dated for reference purposes only June 24, 2003, is made by and between Cognos Corporation, a Delaware Corporation ("SUBLESSOR") and Elron Software Inc. ("SUBLESSEE"), (collectively the "PARTIES", or individually a "PARTY").

         1.2 PREMISES: That certain real property, including all improvements therein, and commonly known by the street address of 67 South Bedford Street, Burlington located in the County of _____________________, State of Massachusetts and generally described as (describe briefly the nature of the property) a portion of the 3rd floor consisting of 22,733 rentable square feet - Exhibit A Area A&B ("PREMISES").

         1.3 TERM: approximately 1 years and 7.5 months commencing approximately July 25, 2003 ("COMMENCEMENT DATE") and ending March 15, 2009 ("EXPIRATION DATE").

         1.4 EARLY POSSESSION: N/A ("EARLY POSSESSION DATE").

         1.5 BASE RENT: $10,755.25 (net of electricity) per month ("BASE RENT"), payable on the first (1st) day of each month commencing approximately 8/1/03.

[ ] If this box is checked, there are provisions in this Lease for the Base Rent to be adjusted.

         1.6 BASE RENT AND OTHER MONIES PAID UPON EXECUTION:

                  (a) BASE RENT: $10,755.25 for the period 07/25/03-03/15/05.

                  (b) SECURITY DEPOSIT: $ Two (2) months $21,470.50 ("SECURITY DEPOSIT").

                  (c) ASSOCIATION FEES: $__________________________________ for
the period ____________________________________.

                  (d) OTHER: $________________________ for  ____________________

                  (e) TOTAL DUE UPON EXECUTION OF THIS LEASE: $32,225.75 (2 months security deposit + 1 month rent.

         1.7 AGREED USE: General Office

         1.8 REAL ESTATE BROKERS:

                  (a) REPRESENTATION: The following real estate brokers ( the "BROKERS") and brokerage relationships exist in this transaction (check applicable boxes):

[X] Cushman & Wakefield represents Sublessor exclusively ("SUBLESSOR'S BROKER");
[X] Trammell Crow represents Sublessee exclusively ("SUBLESSEE'S BROKER"); or
[ ] ___________________ represents both Sublessor and Sublessee ("DUAL AGENCY").

                  (b) PAYMENT TO BROKERS: Upon execution and delivery of this Sublease by both Parties, Sublessor shall pay to the Brokers the brokerage fee agreed to in a separate written agreement (or if there is no such agreement, the sum of ______________________ or ______________________% of the total Base Rent)
for the brokerage services rendered by the Brokers.

         1.9 GUARANTOR. The obligations of the Sublessee under this Sublease shall be guaranteed by N/A ("Guarantor").

         1.10 ATTACHMENTS. Attached hereto are the following, all of which constitute a part of this Sublease:

[X] an Addendum consisting of Paragraphs 1 through 7;
[X] a plot plan depicting the Premises;
[ ] a Work Letter;
[X] a copy of the Master Lease;
[X] other (specify): Furniture Inventory Attachment A

2. PREMISES.

         2.1 LETTING. Sublessor hereby subleases to Sublessee, and Sublessee hereby subleases from Sublessor, the Premises, for the term, at the rental, and upon all of the terms, covenants and conditions set forth in this Sublease. Unless otherwise provided herein, any statement of size set forth in this Sublease, or that may have been used in calculating Rent, is an approximation which the Parties agree is

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
reasonable and any payments based thereon are not subject to revision whether or not the actual size is more or less.

         2.2 CONDITION. Sublessor shall deliver the Premises to Sublessee broom clean and free of debris on the Commencement date and warrants that the existing electrical, plumbing, fire sprinkler, lighting, heating, ventilating and air conditioning systems ("HVAC") shall be in good operating condition on said date.

         2.3 COMPLIANCE. Sublessor warrants that any improvements, alterations or utility installations made or installed by or on behalf of Sublessor to or on the Premises comply with all applicable covenants or restrictions of record and applicable building codes, regulations and ordinances ("APPLICABLE REQUIREMENTS") in effect on the date that they were made or installed. Sublessor makes no warranty as to the use to which Sublessee will put the Premises or to modifications which may be required by the Americans with Disabilities Act or any similar laws as a result of Sublessee's use. NOTE: SUBLESSEE IS RESPONSIBLE FOR DETERMINING WHETHER OR NOT THE ZONING AND OTHER APPLICABLE REQUIREMENTS ARE APPROPRIATE FOR SUBLESSEE'S INTENDED USE, AND ACKNOWLEDGES THAT PAST USES OF THE PREMISES MAY NO LONGER BE ALLOWED. If the Premises do not comply with said warranty, Sublessor shall, except as otherwise provided, promptly after receipt of written notice from Sublessee setting forth with specificity the nature and extent of such non-compliance, rectify the same.

         2.4 ACKNOWLEDGEMENTS. Sublessee acknowledges that: (a) it has been advised by Sublessor and/or Brokers to satisfy itself with respect to the condition of the Premises (including but not limited to the electrical, HVAC and fire sprinkler systems, security, environmental aspects, and compliance with Applicable Requirements and the Americans with Disabilities Act), and their suitability for Sublessee's intended use, (b) Sublessee has made such investigation as it deems necessary with reference to such matters and assumes all responsibility therefor as the same relate to its occupancy of the Premises, and (c) neither Sublessor, Sublessor's agents, nor Brokers have made any oral or written representations or warranties with respect to said matters other than as set forth in this Sublease. In addition, Sublessor acknowledges that: (i) Brokers have made no representations, promises or warranties concerning Sublessee's ability to honor the Sublease or suitability to occupy the Premises, and (ii) it is Sublessor's sole responsibility to investigate the financial capability and/or suitability of all proposed tenants.

         2.5 AMERICANS WITH DISABILITIES ACT. In the event that as a result of Sublessee's use, or intended use, of the Premises the Americans with Disabilities Act or any similar law requires modifications or the construction or installation of improvements in or to the Premises, Building, Project and/or Common Areas, the Parties agree that such modifications, construction or improvements shall be made at: [ ] Sublessor's expense [ ] Sublessee's expense.

3.       POSSESSION.

         3.3 SUBLESSEE COMPLIANCE. Sublessor shall not be required to tender possession of the Premises to Sublessee until Sublessee complies with its obligation to provide evidence of insurance. Pending delivery of such evidence, Sublessee shall be required to perform all of its obligations under this Sublease from and after the Start Date, including the payment of Rent, notwithstanding Sublessor's election to withhold possession pending receipt of such evidence of insurance. Further, if Sublessee is required to perform any other conditions prior to or concurrent with the Start Date, the Start Date shall occur but Sublessor may elect to withhold possession until such conditions are satisfied.

4.       RENT AND OTHER CHARGES.

         4.1 RENT DEFINED. All monetary obligations of Sublessee to Sublessor under the terms of this Sublease (except for the Security Deposit) are deemed to be rent ("RENT"). Rent shall be payable in lawful money of the United States to Sublessor at the address stated herein or to such other persons or at such other places as Sublessor may designate in writing.


6. AGREED USE. The Premises shall be used and occupied only for General Office and for no other purpose.

7.       MASTER LEASE.

         7.1 Sublessor is the lessee of the Premises by virtue of a lease, hereinafter the "MASTER LEASE", wherein Gateway Rosewood, Inc. is the lessor, hereinafter the "MASTER LESSOR".

         7.2 This Sublease is and shall be at all times subject and subordinate to the Master Lease.

         7.3 The terms, conditions and respective obligations of Sublessor and Sublessee to each other under this Sublease shall be the terms and conditions of the Master Lease except for those provisions of the Master Lease which are directly contradicted by this Sublease in which event the terms of this Sublease document shall control over the Master Lease. Therefore, for the purposes of this Sublease, wherever in the Master Lease the word "Lessor" is used it shall be deemed to mean the Sublessor herein and wherever in the Master Lease the word "Lessee" is used it shall be deemed to mean the Sublessee herein.

         7.4 During the term of this Sublease and for all periods subsequent for obligations which have arisen prior to the termination of this Sublease, Sublessee does hereby expressly assume and agree to perform and comply with, for the benefit of Sublessor and Master Lessor, each and every obligation of Sublessor under the Master Lease except for the following paragraphs which are excluded therefrom:

         7.5 The obligations that Sublessee has assumed under paragraph 7.4 hereof are hereunder referred to as the "Sublease's Assumed Obligations". The obligations that sublessee has not assumed under paragraph 7.4 hereof are hereinafter referred to as the

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
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(C)1997 - AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION            REVISED           FORM SBS-2-4/01E

"SUBLESSOR'S REMAINING OBLIGATIONS".

         7.6 Sublessee shall hold Sublessor free and harmless from all liability, judgments, costs, damages, claims or demands, including reasonable attorneys fees, arising out of Sublessee's failure to comply with or perform Sublessee's Assumed Obligations.

         7.7 Sublessor agrees to maintain the Master Lease during the entire term of this Sublease, subject, however, to any earlier termination of the Master Lease without the fault of the Sublessor, and to comply with or perform Sublessor's Remaining Obligations and to hold Sublessee free and harmless from all liability, judgments, costs, damages, claims or demands arising out of Sublessor's failure to comply with or perform Sublessor's Remaining Obligations.

         7.8 Sublessor represents to Sublessee that the Master Lease is in full force and effect and that no default exists on the part of any Party to the Master Lease.

8. ASSIGNMENT OF SUBLEASE AND DEFAULT.

         8.4 No changes or modifications shall be made to this Sublease without the consent of Master Lessor.

9. CONSENT OF MASTER LESSOR.

         9.1 In the event that the Master Lease requires that Sublessor obtain the consent of Master Lessor to any subletting by Sublessor then, this Sublease shall not be effective unless, within 20 days of the date hereof, Master Lessor signs this Sublease thereby giving its consent to this Subletting.

         9.3 In the event that Master Lessor does give such consent then:

                  (a) Such consent shall not release Sublessor of its obligations or alter the primary liability of Sublessor to pay the Rent and perform and comply with all of the obligations of Sublessor to be performed under the Master Lease.

                  (b) The acceptance of Rent by Master Lessor from Sublessee or any one else liable under the Master Lease shall not be deemed a waiver by Master Lessor of any provisions of the Master Lease.

                  (c) The consent to this Sublease shall not constitute a consent to any subsequent subletting or assignment.

                  (d) In the event of any Default of Sublessor under the Master Lease, Master Lessor may proceed directly against Sublessor, any guarantors or any one else liable under the Master Lease or this Sublease without first exhausting Master Lessor's remedies against any other person or entity liable thereon to Master Lessor.

                  (e) Master Lessor may consent to subsequent sublettings and assignments of the Master Lease or this Sublease or any amendments or modifications thereto without notifying Sublessor or any one else liable under the Master Lease and without obtaining their consent and such action shall not relieve such persons from liability.

                  (f) In the event that Sublessor shall Default in its obligations under the Master Lease, then Master Lessor, at its option and without being obligated to do so, may require Sublessee to attorn to Master Lessor in which event Master Lessor shall undertake the obligations of Sublessor under this Sublease from the time of the exercise of said option to termination of this Sublease but Master Lessor shall not be liable for any prepaid Rent nor any Security Deposit paid by Sublessee, nor shall Master Lessor be liable for any other Defaults of the Sublessor under the Sublease.

                  (g) Unless directly contradicted by other provisions of this Sublease, the consent of Master Lessor to this Sublease shall not constitute an agreement to allow Sublessee to exercise any options which may have been granted to Sublessor in the Master Lease (see Paragraph 39.2 of the Master Lease).

         9.4 The signatures of the Master Lessor and any Guarantors of Sublessor at the end of this document shall constitute their consent to the terms of this Sublease.

         9.5 Master Lessor acknowledges that, to the best of Master Lessor's knowledge, no Default presently exists under the Master Lease of obligations to be performed by Sublessor and that the Master Lease is in full force and effect.

         9.6 In the event that Sublessor Defaults under its obligations to be performed under the Master Lease by Sublessor, Master Lessor agrees to deliver to Sublessee a copy of any such notice of default. Sublessee shall have the right to cure any Default of Sublessor described in any notice of default within ten days after service of such notice of default on Sublessee. If such Default is cured by Sublessee then Sublessee shall have the right of reimbursement and offset from and against Sublessor.

10. ADDITIONAL BROKERS COMMISSIONS.

11. REPRESENTATIONS AND INDEMNITIES OF BROKER RELATIONSHIPS. The Parties each represent and warrant to the other that it has had no dealings with any person, firm, broker or finder (other than the Brokers, if any) in connection with this Sublease, and that no one other than said named Brokers is entitled to any commission or finder's fee in connection herewith. Sublessee and Sublessor do each hereby agree to indemnify, protect, defend and hold the other harmless from and against liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying Party, including any costs, expenses, attorneys' fees reasonably incurred with respect thereto.


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
  any costs, expenses, attorneys' fees reasonably incurred with respect thereto.

  12. ATTORNEY'S FEES. If any Party or Broker brings an action or proceeding involving the Premises whether founded in tort, contract or equity, or to declare rights hereunder, the Prevailing Party (as hereafter defined) in any such proceeding, action, or appeal thereon, shall be entitled to reasonable attorneys' fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment. The term, "Prevailing Party" shall include, without limitation, a Party or Broker who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment, or the abandonment by the other Party or Broker of its claim or defense. The attorneys' fees award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably incurred. In addition, Sublessor shall be entitled to attorneys' fees, costs and expenses incurred in the preparation and service of notices of Default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such Default or resulting Breach ($200 is a reasonable minimum per occurrence for such services and consultation).

  13. NO PRIOR OR OTHER AGREEMENTS; BROKER DISCLAIMER. This Sublease contains all agreements between the Parties with respect to any matter mentioned herein, and no other prior or contemporaneous agreement or understanding shall be effective. Sublessor and Sublessee each represents and warrants to the Brokers that it has made, and is relying solely upon, its own investigation as to the nature, quality, character and financial responsibility of the other Party to this Sublease and as to the use, nature, quality and character of the Premises. Brokers have no responsibility with respect thereto or with respect to any default or breach hereof by either Party. The liability (including court costs and attorneys' fees), of any Broker with respect to negotiation, execution, delivery or performance by either Sublessor or Sublessee under this Sublease or any amendment or modification hereto shall be limited to an amount up to the fee received by such Broker pursuant to this Sublease; provided, however, that the foregoing limitation on each Broker's liability shall not be applicable to any gross negligence or willful misconduct of such Broker.


  ATTENTION: NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY ANY REAL ESTATE BROKER AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS SUBLEASE OR THE TRANSACTION TO WHICH IT RELATES. THE PARTIES ARE URGED TO:

  1. SEEK ADVICE OF COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS
  SUBLEASE.

  2. RETAIN APPROPRIATE CONSULTANTS TO REVIEW AND INVESTIGATE THE CONDITION OF THE PREMISES. SAID INVESTIGATION SHOULD INCLUDE BUT NOT BE LIMITED TO: THE POSSIBLE PRESENCE OF HAZARDOUS SUBSTANCES, THE ZONING OF THE PROPERTY, THE STRUCTURAL INTEGRITY, THE CONDITION OF THE ROOF AND OPERATING SYSTEMS, AND THE SUITABILITY OF THE PREMISES FOR SUBLESSEE'S INTENDED USE.

  WARNING: IF THE SUBJECT PROPERTY IS LOCATED IN A STATE OTHER THAN CALIFORNIA, CERTAIN PROVISIONS OF THE SUBLEASE MAY NEED TO BE REVISED TO COMPLY WITH LAWS OF THE STATE IN WHICH THE PROPERTY IS LOCATED



Executed at: COGNOS CORPORATION        Executed at: ELRON SOFTWARE, INC.
            ------------------------               ------------------------
on: 7/16/03                            on: 7/16/03
   ---------------------------------      ---------------------------------

By Sublessor: COGNOS CORPORATION       By Sublessee: BURLINGTON, MA.
             -----------------------                -----------------------

------------------------------------   ------------------------------------


By: /s/ KEVIN P. SHONE                 By: /s/ HENRY K. TUMBLIN
   ---------------------------------      ---------------------------------
Name Printed: Kevin P. Shone           Name Printed: Henry K. Tumblin
             -----------------------                -----------------------
Title: Sr. Corporate Counsel/Secretary Title: Co-General Manager
      ------------------------------         ------------------------------


By:                                    By:
   ---------------------------------      ---------------------------------
Name Printed:                          Name Printed:
             -----------------------                -----------------------
Title:                                 Title:
      ------------------------------         ------------------------------
Address:                               Address:
        ----------------------------           ----------------------------

------------------------------------   ------------------------------------
Telephone/Facsimile:                   Telephone/Facsimile:
                    ----------------                       ----------------
Federal ID No.                         Federal ID No.
              ----------------------                 ----------------------



BROKER:                                BROKER:

------------------------------------   ------------------------------------

------------------------------------   ------------------------------------
Attn:                                  Attn:
     -------------------------------        -------------------------------
Title:                                 Title:
      ------------------------------         ------------------------------
Address:                               Address:
        ----------------------------           ----------------------------

------------------------------------   ------------------------------------
Telephone/Facsimile:                   Telephone/Facsimile:
                    ----------------                       ----------------
Federal ID No.                         Federal ID No.
              ----------------------                 ----------------------


Consent to the above Sublease is hereby given.

Executed at:                           Executed at:
            ------------------------               ------------------------
on:                                    on:
   ---------------------------------      ---------------------------------


By Master Lessor:                      By Guarantor(s):

------------------------------------








                                                                     (Illegible)
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INITIALS                                                              INITIALS

                                   PAGE 4 OF 5

(C)1997 - AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION   REVISED FORM SBS-2-4/01E

                                       By:
------------------------------------      ---------------------------------
                                       Name Printed:
                                                    -----------------------
By:                                    Address:
   ---------------------------------           ----------------------------
Name Printed:
             -----------------------   ------------------------------------
Title:
      ------------------------------



                                       By:
                                          ---------------------------------
By:                                    Name Printed:
   ---------------------------------                -----------------------
Name Printed:                          Address:
             -----------------------           ----------------------------
Title:
      ------------------------------   ------------------------------------
Address:
        ----------------------------

------------------------------------
Telephone/Facsimile:
                    ----------------
Federal ID No.
              ----------------------



NOTE: THESE FORMS ARE OFTEN MODIFIED TO MEET CHANGING REQUIREMENTS OF LAW AND NEEDS OF THE INDUSTRY. ALWAYS WRITE OR CALL TO MAKE SURE YOU ARE UTILIZING THE MOST CURRENT FORM: AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION, 700 SO. FLOWER ST., SUITE 600, LOS ANGELES, CA 90017. (213) 687-8777.

(C)COPYRIGHT 1997 BY AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION. ALL RIGHTS RESERVED. NO PART OF THESE WORKS MAY BE REPRODUCED IN ANY FORM WITHOUT PERMISSION IN WRITING.














                                                                     [ILLEGIBLE]
--------                                                             -----------

--------                                                                --------
INITIALS                                                                INITIALS

(C)1997 - AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION           FORM SBS-2-4/01E

                                  PAGE 5 OF 5
                                    REVISED